Executive's Employment Agreement

     This Executive's Employment Agreement (the "Agreement") is entered into by and among Alicia Torrealba, an individual residing in the State of Florida (the "Executive"); Vista Vacations International, Inc., a Florida corporation ("Vista"; Vista and the Executive being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

     WHEREAS, Vista's board of directors is of the opinion that in conjunction with effectuation of Vista's future plans it must memorialize, confirm and assure itself of the continuing the services of the Executive, who currently serves as Vista's secretary and chief administrative officer; and

     WHEREAS, the Executive is thoroughly knowledgeable with all aspects of Vista's operations and plans; and

     WHEREAS, the Executive is agreeable to serving as Vista's secretary and chief administrative officer, on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

     Subject to the provisions set forth herein, the term of the Executive's employment hereunder shall be deemed to commence on the date of this Agreement's execution by all of the Parties and shall continue until June 30, 2001.

1.2      Renewals.

     This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.


1.3      Earlier Termination.

     Vista shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of Sections 1.4 and 1.5, for the following reasons:

(a)      For Cause:

         (1) Vista may terminate the Executive's employment under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the Executive, which notice shall specify the cause for termination.

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         (3)      For purposes hereof, the term "cause" shall mean:

                  (A) The inability of the Executive, through sickness or other incapacity, to discharge his duties under this Agreement for 30 or more consecutive days or for a total of 60 or more days in a period of twelve consecutive months;

                  (B) The failure of the Executive to follow the directions of Vista's board of directors;

                  (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

                  (D) Material default in the performance of the Executive's obligations, services or duties required under this Agreement (other than due to illness) or material breach of any provision of this Agreement, which default or breach has continued for ten days after written notice of such default or breach.


(b)      Deterioration or Discontinuance of Business:

         (1) In the event that Vista experiences material business reversals or fails to meet the operational criteria reflected in its projections or business plans, then, subject to the provisions of Section 1.4, at the option of Vista, this Agreement shall terminate as of a date selected by Vista with the same force and effect as if such date was the date originally set as the termination date hereof.

         (2) In the event that Vista discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of Vista shall not be deemed a termination of its business.

(c)      Death:

     This Agreement shall terminate immediately on the death of the Executive; however, all accrued compensation at such time shall be promptly paid to the Executive's estate.


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1.4      Severance Payments and Alternatives to Termination

     In the event this Agreement is terminated for reasons other than for cause as described in Section 1.3(b) above, the Executive shall be entitled to either thirty days prior written notice or to a severance payment in a sum equal to the salary that would have been paid had 30 days prior written notice been provided; provided, however, that in lieu of termination, Vista may offer to continue this Agreement under modified compensation arrangements, if such arrangements are reflected in the written notice and accepted by the Executive prior to the end of the 30 day notice period.

1.5      Final Settlement.

     Upon termination of this Agreement and payment of all amounts due to the Executive hereunder, the Executive or his representative shall execute and deliver to the terminating entity on a form prepared by Vista, a receipt for such sums and a release of all claims, except such claims as may have been submitted pur suant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Vista all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.

                                   Article Two
                               Scope of Employment

2.1      Retention.

     Vista hereby hires the Executive and the Executive hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) The Executive shall be employed as the secretary of Vista and perform the duties generally associated with the position of secretary and chief administrative officer thereof.

(b) Without limiting the generality of the foregoing, the Executive shall be responsible for the proper recording and maintenance of Vista's records, timely filing of reports to AmeriNet and to governmental and self regulatory agencies, including without limitation, the United States Internal Revenue Service and the United States Securities and Exchange Commission, verification of the authenticity of corporate signatures and maintenance of Vista's corporate minutes.

(c) The Executive covenants to perform the employment duties called for hereby in good faith, devoting substantially all business time, energies and abilities to the proper and efficient management of the business of Vista.

2.3      Status.

(a) Throughout the term of this Agreement, the Executive shall serve as Vista's secretary and chief administrative officer.

(b) In the event that the Executive is not elected to such positions, then, at the option of the Executive, this Agreement may be deemed terminated effective as of the earliest time that it can be reasonably

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         determined  that  such  election  will not take  place,  provided  that written notice of such election is provided to Vista within 30 days after it failed to elect the Executive to the required office.

2.4      Exclusivity.

     Unless specifically otherwise authorized by Vista's board of directors, on a case by case basis, all of the Executive's business time shall be devoted exclusively to the affairs of Vista.

                                  Article Three
                                  Compensation

3.1      Compensation.

     As consideration for the Executive's services to Vista the Executive shall be entitled to:

(a)       An annual  salary in the  aggregate  gross sum of  $40,000  (the "Base
          Salary").

(b) Incentive stock options complying with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or successor provisions thereto (the "Options"), permitting the Executive to purchase up to 39,200 of the 931,000 shares of the common stock of AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which holds of all of Vista's capital stock and other securities ("AmeriNet"), that AmeriNet reserved for issuance to Vista employees in conjunction with the Reorganization Agreement pursuant to which AmeriNet acquired all of Vista's securities (the "Executive's Option Shares"), on the following terms and subject to the following conditions:

         (1)      The Executive's rights to the Options will vest as follows:

                  (A) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $400,000 during the period starting on July 1, 2000 and ending on June 30, 2001, then the Executive shall have the right to purchase 5,600 of the Executive's Option Shares.

                  (B) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $1,200,000 during the period starting on July 1, 2000 and ending on June 30, 2002, then the Executive shall have the right to purchase 16,800 of the Executive's Option Shares (including the 5,600 shares first referred to above) and

                  (C) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $2,800,000 during the period starting on July 1, 2000 and ending on June 30, 2003, then the Executive shall have the right to purchase all of the Executive's Option Shares (including the 16,800 shares first referred to above).

         (2) If Vista fails to attain the earnings requirements for exercise of the Options during a measuring year, all of the Executive's rights to the Executive's Option Shares that would have become vested on such year shall lapse and be of no further force or effect.

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

          (3) The Options will be exercisable at a price of $1.875 per share for a period commencing on the date of vesting and ending on the earlier of June 30, 2005 or the 90th day after termination of the Executive's employment by Vista.

         (4) All other terms pertaining to the Options are hereby incorporated by reference from those contained in AmeriNet's Non-Qualified Stock Option & Stock Incentive Plan, Effective as of January 1 , 2000 filed by AmeriNet with the United States Securities and Exchange Commission (the "Commission"), a copy of which is annexed hereto and made a part hereof as exhibit 3.1(B)(2), except to the extent that they would be inconsistent with the specific terms in this Section 3.1 unless such inconsistency is required by the provisions of Code Section 422.

3.2      Benefits.

         During the term of this Agreement, the Executive shall also be entitled to the following benefits:

(a)      Two weeks paid vacation per year.

(b) Provided that in each case, the gross cost thereof to Vista does not exceed $4,000 per year:

         (1)      Comprehensive health insurance; and

         (2) The use of an automobile owned or leased by Vista for the Executive.

(c) All other benefits of employment generally available to all of Vista's employees, provided that such benefits have been approved by Vista's stockholders.

3.3      Indemnification.

     Vista will defend, indemnify and hold the Executive harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of Vista, its affiliates or for other persons or entities at the request of the board of directors of Vista, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the Executive to incur any out of pocket expenses; provided, however, that the Executive permits the majority stockholders of Vista to select and supervise all personnel involved in such defense and that the Executive waive any conflicts of interest that such personnel may have as a result of also representing Vista, its stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

                                  Article Four
                                Special Covenants

4.1      Confidentiality, Non-Circumvention and Non-Competition.

     During the term of this Agreement, all renewals thereof and for a period of two years after its termination, the Executive hereby irrevocably agrees to be bound by the following restrictions, which constitute a material inducement for Vista's entry into this Agreement and for AmeriNet's agreement to provide shares of its common stock as the securities underlying the Options:

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


(a) Because the Executive will be developing for Vista, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as Vista's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; as material inducement to the entry into this Agreement by Vista, the Executive hereby covenants and agrees not to personally use, divulge or disclose, for any purpose whatsoever, directly or indirectly, any of such confidential information during the term of this Agreement, any renewals thereof, and for a period of two years after its termination.

(b) The Executive hereby covenants and agrees to be bound as a fiduciary of Vista, as if the Executive were a partner in a partnership bound by the partnership opportunities doctrine, as such concept has been judicially and legislatively developed in the State of Florida, and consequently, without the prior written consent of Vista, on a specific, case by case basis, the Executive shall not, among other things, directly or indirectly:

         (1) Engage in any activities, whether or not for profit, competitive with Vista's business.

         (2)   Solicit or accept any person providing services to Vista, whether
               as  an  employee,   consultant  or  independent  contractor,  for
               employment or provision of services.

         (3) Induce any client or customer of Vista to cease doing business with Vista or to engage in business with any person engaged in business activities that compete with Vista's business.

         (4) Divert any business opportunity within the general scope of Vista's business and business capacity, to any other person or entity.

4.2      Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Vista as a result of a breach by the Executive of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Vista's interests, the Executive hereby covenants and agrees that Vista shall have the following additional rights and remedies in the event of a breach hereof:

(a) In addition to and not in limitation of any other rights, remedies or damages available to Vista, whether at law or in equity, it shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Executive, or by the Executive's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him and the Executive hereby consents to the issuance of such a permanent injunction; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Vista may sustain prior to the effective enforcement of such injunction, the Executive hereby covenants and agrees to pay over to Vista, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

         (1) Any payment or compensation of any kind received by the Executive or by persons affiliated with or acting for or with the Executive, because of such violation before the issuance of such injunction, or

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

        (2) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Vista as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Vista for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Vista from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

     The  Executive  hereby  irrevocably  agrees that the remedies  described in
Section 4.2 shall be in addition to, and not in limitation of, any of the rights or remedies to which Vista is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

(a) The Executive hereby represents, warrants and acknowledges that having carefully read and considered the provisions of this Article Four, the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Vista, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Executive hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Executive hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(b) In determining the nature of this limitation, the Executive hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to circumvent, disclose or compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

     The Executive hereby covenants and agrees not do any act or incur any obligation on behalf of Vista except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action or reasonably inferred therefrom.



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


                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a)      (1)   All notices,  demands or other communications  hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                                To the Executive:

                                Alicia Torrealba
     1985 South Ocean Drive, Apartment 11-A; Hallandale Beach Florida 33009
         Telephone (954) 455-9839; Fax, none; e-mail, born3free@aol.com

                                    To Vista:

                       Vista Vacations International, Inc.
               5653 Northwest 29th Street; Margate, Florida 33063
                      Attention: Teri E. Nadler, President
     Telephone (954) 975-0898; Fax (954) 975-8447; e-mail terie@flinet.com;
                               with a fax copy to

                                 Scott B. Ugell
                 155 North Main Street; New City, New York 10956
            Telephone (914) 639-7011; Fax (914) 639-7088; and, e-mail
              esqjudge@aol.com (2) In each case, copies of notices
                            will also be provided to:

                            AmeriNet Group.com, Inc.
                          The Crystal Corporate Center;
        2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431
 Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail carrington@flinet.com
                Attention: Michael Harris Jordan, President; and

                            AmeriNet Group.com, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
  Telephone (352) 694-9182; Fax (954) 694-1325; and e-mail vanessa@atlantic.net
                    Attention: Vanessa H. Lindsey, Secretary;

         (3) Copies of notices will also be provided to such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b)      (1)   The  Parties  acknowledge  that The  Yankee  Companies,  Inc.,  a
               Florida corporation ("Yankees") has acted as scrivener for the Parties in this transaction and that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement on their behalf since it cannot provide any Party with legal advice.

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         (3)   This  Agreement  shall not be  interpreted  more or less strictly against any Party based on its authorship.

5.2      Amendment.

(a) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(b) This Agreement may not be modified without the consent of a majority in interest of Vista's and AmeriNet's stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:


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


         (1)      (A)      First,  the  issue  shall  be submitted  to mediation
                           before  a  mediation   service  in  Broward   County,
                           Florida, to be selected by lot from six alternatives to be provided, two by Vista's majority stockholder, two by Vista and two by the Executive.

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided,, two by Vista's majority stockholder, two by Vista and two by the Executive.

         (3)      (A)      Expenses  of  mediation  shall  be borne by Vista, if
                           successful.

                  (B)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(a) This Agreement may not be assigned by the Executive without the prior written consent of Vista.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers,


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



conveyances,   powers  of  attorney,  assurances,  recipes,  records  and  other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in Vista.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

                                 Execution Page

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                                                   The Executive

--------------------------
                                                        /s/ Alicia Torrealba
--------------------------                            --------------------------
                                                                Alicia Torrealba

Dated:   March 12, 2000
                                             Vista Vacations International, Inc.
                                                          a Florida corporation.
--------------------------

__________________________                  By:      /s/ Teri e. Nadler
                                                     ___________________________
                                                       Teri E. Nadler, President

(CORPORATE SEAL)
                                             Attest:  /s/ Alicia Torrealba
                                                      __________________________
                                                 Alicia Torrealba, Secretary

Dated:   March 12, 2000

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